Development of the filamentous fungus Myceliophthora thermophila C1 into a next-generation therapeutic protein production system Anne Huuskonen VTT Technical Research Centre of Finland Ltd

Myceliophthora thermophila (Thermothelomyces heterothallica)

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- Thermophilic fungus originally isolated from alkaline soil in Russia
- Designated earlier as *Chrysosporium lucknowense* and currently as *Myceliophthora thermophila*
- Isolated for its ability to produce neutral/alkaline cellulases for use in textile applications
- Dyadic Announced Successful Completion of Sequencing of C1 Fungal Genome (May/2005)
- Genome sequenced 2011 by JGI (Nat. Biotechnol. 2011 Oct 2;29(10):922-7)

- **Dyadic International Inc. has developed an industrially proven expression system based on the fungus *Myceliophthora thermophila*, <u>C1 Expression System</u>**
  - Improved production strains with unique morphology and low viscosity
  - C1 received a Generally Recognized As Safe (GRAS) designation from the FDA, with no viruses detected, no mycoplasmas, and no detectable mycotoxins (FDA, 2009)
  - Highest production level of enzymes >120 g/L
  - Highest production level of an individual recombinant enzyme 80 g/L





DYADIC® VTT

Our goal To further develop C1 into efficient gene expression system of biologic vaccines and drugs, to help speed up the development, lower production costs and improve the performance at flexible commercial scales. Efficient Expression Reducing Proteolytic Glycoengineering Activity • Library of promoters, carrier • Generation of humanized proteins, signal sequences and terminators • Identification of key proteases protein-glycan structures • Synthetic Expression System • Deletion of protease genes • Engineering a G0-glycan (SES) • Characterization and utilization producing C1 • Dual vectors of protease deletion strains • Split-marker technology • Marker recycling • Site-specific or random integration

C1 lineage of protease deficient strains

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DNL104 4xΔ
DNL110 5xΔ
DNL115 6xΔ
DNL120 7xΔ
DNL121 7xΔ
DNL125 8xΔ
DNL131 9xΔ
DNL135 10xΔ
DNL140 11xΔ
DNL145 12xΔ
DNL150 13xΔ

Systematic deletion of protease genes based on:

- Isolation and identification of extracellular proteases
- C1 protease library in *Pichia pastoris*
  - More than 50 proteases
- Effect of different protease inhibitors on protease activity
- mRNA sequencing data
- Protease gene annotation



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Total extracellular protease activity is greatly reduced in C1 protease deficient strains

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- Direct fluoresence-based assay with casein substrate
- The activity of the 12xΔ strain is reduced over 50-fold compared to the 1xΔ strain (fermentation cultures)
- The activity of the 13xΔ strain is reduced over 15-fold compared to the 4xΔ strain (MTP cultures)


Protease activity
0
100
200
300
400
500
600
Δ1
Δ4
Δ4 clr2Δ
Δ7
Δ8
Δ9
Δ10
Δ11
Δ12

Fermentation culture


Protease activity
0
10
20
30
40
50
60
70
80
Δ4
Δ5
Δ6
Δ7
Δ8
Δ9
Δ10
Δ11
Δ12
Δ13

MTP culture

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Protease deletions are improving stability of target proteins

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Target proteins were spiked into the culture supernatants of the different protease deletion strains


ΔprotH-2
ΔprotI-9
ΔprotI-10
ΔprotI-11
ΔprotJ-23
ΔprotJ-16
Mw std
0h 3h o/n o/2n
200ng

ΔprotH has positive effect on stability


Fc-fusion protein
5xΔ
6xΔ
10xΔ
11xΔ
0h 4h o/n
0h 4h o/n
0h 4h o/n o/2n
0h 3h o/n o/2n


Vaccine antigen
9xΔ
10xΔ
0h 3.5h o/n o/2n
0h 3.5h o/n o/2n std

Fc-fusion protein:

Yellow full-length
Red degradation product

Increased stability with more advanced strains

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Production of Biologics in C1 -
Success in expressing high level of ZAPI antigen

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- Schmallenberg virus antigen coupled with Spytag - difficult-to-express protein in animal cells and microbial systems
- First strain had a native C1 promoter in 6xΔ protease strain
- Using synthetic promoter (SES) for expression, higher copy number and 8x protease deletion strain increased production six-fold
- Development of the protease deficient strain and process conditions increased the amount even further
- The C1 produced protein formed efficiently nanoparticles with Spycatcher and showed good immunogenicity in cattle

SES promoter 8xΔ strains
C1 promoter 6xΔ strain





Purified antigen (mg/L)
2000
1800
1600
1400
1200
1000
800
600
400
200
0
120
720
1830
6xΔ
8xΔ
9xΔ

- The new strain using SES promoter system in improved protease deletion background **significantly increased the production and stability of the target antigen**
- **Up to 1.8 g/L** was purified by affinity chromatography

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Advantage of C1 over Yeast and CHO

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- C1 glycan structure is more mammalian like than typically in yeasts
  - The native C1 glycans are mostly high mannose type (Man3-Man9) including some hybrid glycans
  - Less engineering steps needed for C1
  - Stable genome - defined glycan structure is stable from culture to culture and batch to batch
- We aim at defined mammalian glycan forms G0, G0F, G2 and G2F in our glycoengineering efforts

Typical Yeast Glycan Structure


Man30-50

Dyadic C1 Glycan Structure


Man3-9

Targeted Mammalian Glycoform Structures


G0
G0F
G2
G2F

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Two main approaches to gain high Man3

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- Man3 is the important precursor of G0 glycans
- Two approaches for high Man3:
  - Deletion of *alg3* and over-expression of Mannosidase I
  - Deletion of *alg3* and *alg11*


Ribosome
5'
3'
mRNA
Asn-X-Ser/Thr
OST
ALG10
ALG8
ALG6
ALG9
ALG12
ALG9
ALG3
UDP ALG5
UDP
GDP DPM1
GDP
CTP
DOLK
CDP
ER Lumen
"Flip"
DPAGT1
ALG13/14
ALG1
ALG2
ALG2
ALG11
ALG11
UDP
UMP
UDP
GDP
Cytoplasm
Glc
Man
GlcNAc

Adapted from Stanley et al., 2008, N-glycans. In: Essentials in Glycobiology. Varki et al, eds.)


Asn
Asn
Man3
G0

9

Two main approaches to gain high Man3

ECFG15
ROME • ITALY 2020

- Man3 is the important precursor of G0 glycans
- Two approaches for high Man3:
  - Deletion of *alg3* and over-expression of Mannosidase I
  - Deletion of *alg3* and *alg11*


ALG3
Deletion
Ribosome
5'
3'
mRNA
UDP ALG5
UDP
GDP DPM1
GDP
Asn-X-Ser/Thr
OST
ALG10
ALG8
ALG6
ALG9
ALG12
ALG9
ALG3
CTP
DOLK
CDP
ER Lumen
"Flip"
DPAGT1
ALG13/14
ALG1
ALG2
ALG2
ALG11
ALG11
UDP
UMP
UDP
GDP
Cytoplasm
Glc
Man
GlcNAc

Adapted from Stanley et al., 2008, N-glycans. In: Essentials in Glycobiology. Varki et al, eds.)


Asn
Asn
Man3
G0

10

Two main approaches to gain high Man3

ECFG15 ROME • ITALY 2020

- Man3 is the important precursor of G0 glycans
- Two approaches for high Man3:
  - Deletion of *alg3* and over-expression of Mannosidase I
  - Deletion of *alg3* and *alg11*



ALG3
Deletion
Ribosome
5'
3'
mRNA
UDP ALG5
UDP
GDP DPM1
GDP
Asn-X-Ser/Thr
OST
ALG10
ALG8
ALG6
ALG9
ALG12
ALG9
ALG3
CTP
DOLK
CDP
ER Lumen
"Flip"
DPAGT1
ALG13/14
ALG1
ALG2
ALG2
ALG11
ALG11
UDP
UMP
GDP
Cytoplasm
ALG11
Deletion
Glc
Man
GlcNAc

Adapted from Stanley et al., 2008, N-glycans. In: Essentials in Glycobiology. Varki et al, eds.)



Asn
Asn
Man3
G0

11

The effect of *alg3* deletion in C1

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Wild type strain
- native proteins


M3
Man3HexNAc3
M4
Man4HexNAc3
Man5HexNAc3
M5*
M5
M6*
M6
Man6HexNAc3
M7
Man7HexNAc3
M8*
M8
Man8HexNAc3
M9

alg3 deletion strain
– native proteins


M3
M4
M5
H6
H7

alg3 deletion strain
– Nivolumab



- The *alg3* gene was deleted by replacing it with a marker gene
- Glycans on native proteins and on purified Nivolumab from shake flask cultures were analyzed
- **Deletion of *alg3* gene significantly simplified the glycan pattern both on native proteins and on Nivolumab**
  - All higher Mw glycans and hybrid glycans were omitted
  - Substantial amounts of Hex6, Man5 and Man4 glycans remained
- Further engineering along this strategy is in progress

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Applying *alg3-alg11* deletion strategy to produce G0 glycans

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alg3 deletion strain – native proteins



alg3-alg11 deletion with GNT1+2 - native proteins



alg3 deletion strain – Nivolumab



alg3-alg11 deletion with GNT1+2 - Nivolumab



- The *alg11* gene was deleted from an *alg3* deletion strain. Simultaneously heterologous GNT1 and GNT2 were expressed from the *alg11* locus.
- **Glycan levels with 94% of G0** have been reached. In addition to G0, only Man3 and GlcNAcMan3 remain in the glycan pattern.
- G0 glycan levels of over 95% have been reached with this strategy on native proteins.

Glycan	Relative amount
M3	3.64%
M3-GlcNAc	0.45%
G0	94.11%

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The effect of flippase expression No flippase Expression of Expression of overexpression flippase 1 flippase 2 Glycan Area Relative Glycan Area Relative Glycan Area Relative (Abundance) amount (Abundance) amount (Abundance) amount M3 69.34 7.05% M3 116.77 2.84% M3 259.86 3.00% G0 914.85 92.95% M3-GlcNAc 95.17 2.32% M3-GlcNAc 248.09 2.86% Sum of peaks 984.19 100% G0 3894.9 94.84% G0 8162.84 94.14% Sum of peaks 4106.84 100% Sum of peaks 8670.79 100% � Strains were made where two different flippase variants were expressed in addition to GNT1 and GNT2 in alg3-alg11 deletion background � The total glycosylation level (sum of peaks) in shake flask cultures increased ~4x (flippase 1) or ~9x (flippase 2) � The glycan pattern remained good with 93-95% G0 glycans on native proteins

Towards G2 glycans on target proteins

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alg3-alg11 deletion with GNT1+2
- native proteins


G0
14.21
M3
M3-GlcNAc
12.46

G0 strain with GalT
- native proteins


G2
20.05
M3
11.11
M3-GlcNAc
G0
14.82
G1
17.33
17.69

Glycan	Relative amount
M3	3.16%
M3-GlcNAc	0.42%
G0	5.81%
G1	6.97%
G1	5.53%
G2	76.38%

- The human GalT1 gene was expressed in a strain with G0 glycan machinery
- Glycans on native proteins from shake flask culture are shown
- **G2 glycan levels over 76%** have been reached with this strategy. In addition to G2, over 10% of G1 glycan forms and some residual G0 and Man3 were detected.

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Summary

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- Myceliophthora thermophila C1 is an industrialized protein production host that is now developed for therapeutic protein manufacture – with several large biopharma companies entering into collaborations.
- We have identified critical proteases to deal with for therapeutic protein production enhancement and enabled a very significant reduction of the protease load in the production strains.
- Our glycoengineering program aims at high proportions of human glycoforms G0, G2, FG0 and FG2. Excellent G0 levels have been reached through alg3-alg11 deletion strategy.
- Monoclonal antibodies have been produced in C1 with levels reaching 24.5 g/l and rates up to 3.5 g/l/day. Fab fragments have been expressed at levels up to 14.5 g/l and Fc-fusion proteins up to 13.2 g/l in a 7-day process.
- Difficult-to-express proteins have been produced in C1 at superior levels as compared with other production systems.

Product	Production level g/L
Mabs	24.5
Fabs	14.5
Fc-fusion proteins	13.2
Difficult-to-express	
Bispecific antibodies	1.0
Trispecific nanobody	6.6
Viral antigens	1.8
VLPs (extracellular prod.)	2.2
Bacterial vaccine protein	6.0

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Acknowledgements

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VTT Protein Production
Anne Huuskonen
Marika Vitikainen
Georg Schmidt
Marilyn Wiebe
Veera Korja
Anssi Rantasalo
Andriy Kovalchuk
Kari Koivuranta
Outi Koivistoinen
Tino Koponen
Hanna Kuusinen
Kaisa Roine
Karita Viita-aho
Merja Aarnio
Sirpa Holm
Taru Westerholm
Christopher Landowski

Dyadic International Inc.
Ronen Tchelet
Gabor Keresztes
Mark A. Emalfarb

VTT Analytics
Heli Nygren
Natalia Maiorova

VTT Biosensors
Kristina Iljin

LC ESI MS/MS
Turku Proteomics Facility,
University of Turku and Åbo Akademi University

Contact Dyadic – rtchelet@dyadic.com

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THANK YOU! rtchelet@dyadic.com anne.huuskonen@vtt.fi